                                        Exhibit 24


                                POWER OF ATTORNEY


          The undersigned director of W. R. GRACE & CO. ("Company") hereby appoints BRIAN J. SMITH, RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.


     /s/ G. C. Dacey                         /s/ R. C. Macauley
     /s/ E. W. Duffy                         /s/ J. E. Phipps
     /s/ C. H. Erhart, Jr.                   /s/ J. A. Puelicher
     /s/ J. W. Frick                         /s/ D. W. Robbins, Jr.
     /s/ J. P. Grace                         /s/ E. J. Sullivan
     /s/ G. P. Jenkins                       /s/ D. L. Yunich


Dated:  March 29, 1995

                                POWER OF ATTORNEY


          The undersigned, Acting President and Chief Executive Officer (Principal Executive Officer) and a director of W. R. GRACE & CO. ("Company"), hereby appoints BRIAN J. SMITH, RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.






                                        /s/  T. A. Holmes


Dated:  March 29, 1995

                                POWER OF ATTORNEY


          The undersigned, Executive Vice President and Chief Financial Officer (Principal Financial Officer) of W. R. GRACE & CO. ("Company"), hereby appoints RICHARD N. SUKENIK and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.



                                        /s/      B. J. Smith



Dated:  March 29, 1995

                                POWER OF ATTORNEY


          The undersigned, Vice President and Controller (Principal Accounting Officer) of W. R. GRACE & CO. ("Company"), hereby appoints BRIAN J. SMITH and ROBERT B. LAMM as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1994, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.






                                        /s/  Richard N. Sukenik
Dated:  March 29, 1995